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                                                                     EXHIBIT 4.2

             FORM OF LANDMARK SYSTEMS CORPORATION STOCK CERTIFICATE




[CERTIFICATE OMITTED: THE FACE OF THE CERTIFICATE HAS A COLORED BORDER DESIGN APPROXIMATELY ONE-HALF INCH IN WIDTH. THE CERTIFICATE NUMBER AND THE NUMBER OF SHARES ALSO HAVE A BORDER DESIGN. THE COMPANY'S CORPORATE LOGO IS LOCATED ON THE TOP CENTER OF THE CERTIFICATE.]


                        LANDMARK SYSTEMS CORPORATION
                       INCORPORATED UNDER THE LAWS OF
                        THE COMMONWEALTH OF VIRGINIA

           COMMON STOCK                      CUSIP 51506S 10 0
          PAR VALUE $.01         SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


This certifies that

is the owner of

      FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE COMMON STOCK OF

LANDMARK SYSTEMS CORPORATION transferable on the books of the Corporation by the holder hereof in person or by authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation as now or hereafter amended (a copy of which Articles are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

/s/ Katherine K. Clark         CHIEF EXECUTIVE OFFICER      Countersigned and Registered:

/s/ Ralph E. Alexander         PRESIDENT/SECRETARY          AMERICAN STOCK TRANSFER &
                                                            TRUST COMPANY (New York, New York)

                                                            TRANSFER AGENT AND REGISTRAR

                                                            By:
                                                               ---------------------------
                                                               AUTHORIZED OFFICER


                         LANDMARK SYSTEMS CORPORATION
                                CORPORATE SEAL
                                1982 Virginia


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                          LANDMARK SYSTEMS CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common            UNIF Gift MIN ACT - ................Custodian...............
                                                                    (Cust)                 (Minor)
TEN ENT - as tenants by the entireties                            under Uniform gifts to Minors
JT TEN -  as joint tenants with right                             Act
          of survivorship and not                                     --------------
          as tenants in common                                           (State)


   Additional abbreviations may also be used though not in the above list.

For value received,                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

                     ....................................

    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                    ASSIGNEE

                                                  Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ..........................................
 .....................  Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

                                  By:

NOTICE: THE SIGNATURES TO THIS          THE SIGNATURE(S) SHOULD BE GUARANTEED
ASSIGNMENT MUST CORRESPOND              BY AN ELIGIBLE GUARANTOR INSTITUTION
WITH THE NAME(S) AS WRITTEN             (BANKS, STOCK BROKERS, SAVINGS AND
UPON THE FACE OF THE CERTIFICATE        LOAN ASSOCIATIONS AND CREDIT UNIONS
IN EVERY PARTICULAR WITHOUT             WITH MEMBERSHIP IN AN APPROVED
ALTERATION OR ENLARGEMENT OR            SIGNATURE GUARANTEE MEDALLION PROGRAM)
ANY CHANGE WHATEVER                     PURSUANT TO S.E.C. RULE 17 Ad-15.